SUPPLEMENT DATED APRIL 23, 2004
                                     TO THE
                       PROSPECTUS DATED SEPTEMBER 22, 2003
                                       FOR
                  PERSPECTIVE II(R) FIXED AND VARIABLE ANNUITY
                            JNLNY SEPARATE ACCOUNT I


The following changes apply to the Prospectus listed above.

Starting May 1, 2004, We will restrict round trip transfers made within 15 calendar days. We will allow redemptions from a sub-account, however, once a complete or partial redemption has been made from a sub-account through a sub-account transfer, you will not be permitted to transfer contract value back into that sub-account within 15 calendar days of the redemption. This restriction will not apply to the money market sub-account, the Fixed Accounts, Dollar Cost Averaging or the Automatic Rebalancing program. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous 15 days whether the transfer was requested by you or a third party. This restriction is designed to prevent abusive trading practices. If We determine that our goal of curtailing abusive trading practices is not being fulfilled, We may amend or replace the procedure described above without prior notice. We will consider waiving the procedure described above for unanticipated financial emergencies. Please contact our Service Center if your transfer request entails what you believe is a financial emergency.



(To be used with NV4224 09/03.)

                                                                     NV5813 4/04